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                                                                  Exhibit 10.185

                                EIGHTH AMENDMENT

         THIS EIGHTH AMENDMENT (this "Amendment") dated as of June 29, 2002, to the Loan Agreement referenced below, is by and among Pharmaceutical Product Development, Inc., a North Carolina corporation (the "Borrower"), the Subsidiary of the Borrower identified on the signature pages hereto (the "Guarantor") and Wachovia Bank, National Association (formerly known as First Union National
Bank) (the "Bank"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Loan Agreement.

                               W I T N E S S E T H

         WHEREAS, a $50 million credit facility has been established in favor of the Borrower pursuant to the terms of that Loan Agreement dated as of June 24, 1998 (as amended and modified from time to time, the "Loan Agreement") among the Borrower, the Guarantor and the Bank;

         WHEREAS, the Borrower has requested certain modifications to Loan Agreement; and

         WHEREAS, the Bank has agreed to the modifications on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment. In Section 1 of the Loan Agreement, the definition of "Termination Date" is amended to read as follows:


               "Termination Date" means June 30, 2003, or such later date as to which the Bank may agree in its sole discretion.

         2. This Amendment shall be effective upon execution by the Borrower, the Guarantor and the Bank.

         3. Except as expressly modified hereby, all of the terms and provisions of the Loan Agreement (including schedules and exhibits thereto) shall remain in full force and effect.

         4. The Borrower agrees to pay all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy by any party hereto shall be effective as such party's original executed counterpart and shall constitute a representation that such party's original executed counterpart will be delivered.

         6. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                  PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.,
                           a North Carolina corporation


                           By: /s/ Fredric N. Eshelman
                               ------------------------------------------
                           Name:   Fredric N. Eshelman
                           Title:  Chief Executive Officer


GUARANTOR:                 PPD DEVELOPMENT, LP,
                           a Texas limited partnership


                           By:     PPD GP, LLC,
                                   a Delaware limited liability company
                           Its:    General Partner

                                   By: /s/ Fredric N. Eshelman
                                   --------------------------------------
                                   Name:   Fredric N. Eshelman
                                   Title:  Chief Executive Officer

BANK:                      WACHOVIA BANK, NATIONAL ASSOCIATION


                           By: /s/ Douglas T. Davis
                               ------------------------------------------
                           Name:   Douglas T. Davis
                           Title:  Director